SYNERTECK INCORPORATED

                       PREFERRED STOCK PURCHASE AGREEMENT

     THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 8th day of April, 2005 by and among SYNERTECK INCORPORATED, a Delaware corporation (the "Company"), and DAVID ROSS, an individual (the "Investor").

     WHEREAS, the Company and the Investor desires to acquire shares of the Company's Series A Preferred Stock (as such terms are defined below).

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants, representations and warranties contained herein, the parties, intending to be legally bound, agree as follows:

1. PURCHASE AND SALE.

     1.1 Sale of Series A Preferred Stock. Subject to the terms and conditions of this Agreement, at the Closing the Investor agrees to purchase and the Company agrees to sell and issue Investor 50,000 shares of the Company's Series A Preferred Stock, par value $0.001 per share ("Series A Preferred Stock") for $.50 per share, Twenty-Five Thousand Dollars ($25,000.00).

     1.2 Series A Preferred Stock. The Company shall not be able to undertake or consummate any of the following actions without the prior written consent of the Investor which may be withheld in the Investor's sole discretion:

          (i) Filing of an S-8 registration statement with the Securities and Exchange Commission; or

          (ii) Any stock dividend, stock split (whether a forward split or reverse split), recapitalization, or share capital consolidation.

     1.3 Certificate of Designation. The Company shall file a certificate of designations with the state of Delaware setting forth the rights enumerated herein.

     1.4 Conversion. The Investor with written notice to the Company may convert his Series A Preferred Stock into Common Stock of the Company ("Conversion Shares")on a 1-for-1 basis at any time. The Company may convert the Investor's Series A Preferred Stock into Conversion Shares on a 1-for-1 basis following the expiration of the three-year period commencing on the date of this Agreement, with written notice to the Investor. Upon the conversion of the Series A Preferred Stock as provided above, the Investor shall surrender the Series A Preferred Stock certificate to the Company's principal office, duly endorsed or accompanied by a written instrument of transfer duly executed by the Investor. Concurrently with the surrender of the Series A Preferred Stock aforesaid, the Company shall issue and deliver to the Investor a stock certificate representing the Conversion Shares.

     1.5 Delivery. The Series A Preferred Stock to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by the Company and will be fully paid and non-assessable. Furthermore, upon conversion of the Series A Preferred Stock into Conversion Shares, as detailed in section 1.4 above, the Conversion Shares issued to the Investor will be duly and validly authorized and issued by the Company and will be fully paid and non-assessable.


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     1.6 Closing.  The  purchase and sale of the Series A Preferred  Stock shall take
place at the offices of the Company or at such time and place as the Company and Investor shall mutually agree (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the shares of Series A Preferred Stock that such Investor is purchasing.

2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Investor that:

     2.1  Organization;   Good  Standing;   Qualification.   The  Company  is  a
corporation duly organized, validly existing and in good standing under the laws of the Delaware.

     2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock or Conversion Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and
(b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     2.3 Valid Issuance of Securities. The Series A Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all pledges, liens, encumbrances and restrictions. The Series A Preferred Stock, including the Conversion Shares has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all pledges, liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement and under applicable securities laws.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. Investor hereby represents and warrants to the Company, that:

     3.1 Authorization. Investor has full power and authority to enter into this Agreement, and this Agreement constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     3.2 Investment Experience. Such Investor is experienced in evaluating and investing in securities of early-stage companies and acknowledges that he is able to fend for himself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

     3.4 Restricted Securities. Such Investor understands that neither the Series A Preferred Stock nor the Conversion Shares may not be sold, transferred or otherwise disposed of without registration under applicable securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Series A Preferred Stock (or Conversion Shares as the case may be) or an available exemption from registration under applicable securities laws must be held indefinitely. Upon conversion from Series A Preferred Stock into Conversion Shares,


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the Investor may only sell, transfer or dispose of the Conversion Stock pursuant to Rule 144 of the Securities Act of 1933, if applicable.

4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under subparagraph 1.1 of this Agreement are subject to the fulfillment on or before Closing of each of the following conditions. The waiver of such obligations shall not be effective against any Investor who does not consent in writing thereto.

     4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects on and as of Closing.

     4.2 Performance. The Company shall have performed and complied with all obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Closing.

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before Closing of each of the following conditions by the Investor:

     5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all respects on and as of Closing.

     5.2 Performance. The Investors shall have performed and complied with all obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before Closing.

6. MISCELLANEOUS.

     6.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

     6.2 Survival of Warranties; Indemnification. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     6.3 Legends. To the extent applicable, each certificate or other document evidencing any of Series A Preferred Stock or any Conversion Shares shall be endorsed with the legend set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF SUCH LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER SUCH LAWS IS NOT REQUIRED."

     6.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns


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


of the parties (including permitted transferees of Series A Preferred Stock sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.5 Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Utah, without regard to its body of law controlling conflicts of law. Venue with respect to any action regarding this Agreement or the transactions contemplated hereby shall be proper solely in the state and federal courts located within Salt Lake County, Utah.

     6.6   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.8 Notices. Unless otherwise provided, any notice and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address indicated for such party below or on Schedule A, or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All such notices and other written communications shall be effective on the earlier of: (i) five (5) days from the date of mailing or actual receipt by the party to be notified.

     6.9 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

     6.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived with the written consent of the Company and the Investor.

     6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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     IN WITNESS WHEREOF, the parties have executed this Preferred Stock Purchase
Agreement as of the date first above written.

COMPANY:

SYNERTECK INCORPORATED


By: /s/ Clayton Barlow
    _______________________________
Name: Clayton Barlow
      _____________________________
Title: President
       ____________________________

Address: 11585 South State Street, Suite 102
         Draper, Utah 84020
         Attn: President
         Phone Number:801-816-2505
         Fax Number:801-816-2599


INVESTOR:
/s/ David Ross
__________________________________

DAVID ROSS

Address: 1890 East 10980 South
         Sandy, Utah 84092
         Attn: David Ross
         Phone Number:801-571-4626
         Fax Number:
















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                                    Exhibit A

                              Disclosure Schedules

                                 [see attached]





























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